Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2002-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:	August 27, 2004

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes:
	( $0.00007184042 per $1,000 original principal amount of Class I-A-1 Notes)	$5,876,546.08

(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes:
	( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)	$0.00

(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes: ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)	$0.00

(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes: ( $0.00012157619 per $1,000 original principal amount of Class II-A-1 Notes)	$16,291,209.79

(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes: ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)	$0.00

(vi)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes: ( $0.00000069293 per $1,000 original principal amount of Class I-A-1 Notes)	$56,681.78

(vii)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes: ( $0.00000378222 per $1,000 original principal amount of Class I-A-2 Notes)	$692,146.67

(viii)	Amount of interest being paid or distributed in respect of the Class I-B Notes: ( $0.00000508556 per $1,000 original principal amount of Class I-B Notes)	$41,701.56

(ix)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes: ( $0.00000106477 per $1,000 original principal amount of Class II-A-1 Notes)	$142,678.70

(x)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes: ( $0.00000431889 per $1,000 original principal amount of Class II-A-2 Notes)	$2,392,664.44

(xi)	Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

	(1)	Distributed to Class I-A-1 Noteholders:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

	(2)	Distributed to Class I-A-2 Noteholders:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

	(3)	Distributed to Class I-B Noteholders:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

	(4)	Distributed to Class II-A-1 Noteholders:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

	(5)	Distributed to Class II-A-2 Noteholders:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

	(6)	Balance on Class I-A-1 Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

	(7)	Balance on Class I-A-2 Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

	(8)	Balance on Class I-B Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

	(9)	Balance on Class II-A-1 Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

	(10)	Balance on Class II-A-2 Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xii)	(X)	Payments made under the Group I Cap Agreement on such date: ( $0.00 with respect to the Class I-A-1 Notes, $0.00 with respect to Class I-A-2 Notes, and $0.00 with respect to Class I-B Notes), and

(Y)	payments made under the Group II Cap Agreement on such date:
( $0.00 with respect to Class II-A-1 Notes and
$0.00 with respect to the Class II-A-2 Notes); and
the total outstanding amount owed to the Cap Provider:
$0.00 with respect to the Group I Cap Agreement and
$0.00 with respect to the Group II Cap Agreement.

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(xiii)	(X)	Group I Pool Balance at the end of the related Collection Period:	$201,752,955.70	and

	(Y)	Group II Pool Balance at the end of the related Collection Period:	$577,026,252.98

(xiv)	After (a)	giving effect to distributions on this Distribution Date: (1) outstanding principal amount of Class I-A-1 Notes:	$10,552,955.70

		(2) Pool Factor for the Class I-A-1 Notes:	0.129009200

	(b)	(1) outstanding principal amount of Class I-A-2 Notes:	$183,000,000.00

		(2) Pool Factor for the Class I-A-2 Notes:	1.000000000

	(c)	(1) outstanding principal amount of Class I-B Notes:	$8,200,000.00

		(2) Pool Factor for the Class I-B Notes:	1.000000000

	(d)	(1) outstanding principal amount of Class II-A-1 Notes:	$23,026,252.98

		(2) Pool Factor for the Class II-A-1 Notes:	0.171837700

	(e)	(1) outstanding principal amount of Class II-A-2 Notes:	$554,000,000.00

		(2) Pool Factor for the Class II-A-2 Notes:	1.000000000

(xv)	Note Interest Rate for the Notes:
	(a)	In general: (1) Three-Month LIBOR for the period from the previous Distribution Date to this Distribution Date was			1.29000%

		(2) the Student Loan Rate was for Group I:	5.75183%	and Group I	I: 3.52611%

	(b)	Note Interest Rate for the Class I-A-1 Notes:	1.35000%	based on	Index-based Rate

	(c)	Note Interest Rate for the Class I-A-2 Notes:	1.48000%	based on	Index-based Rate

	(d)	Note Interest Rate for the Class I-B Notes:	1.99000%	based on	Index-based Rate

	(e)	Note Interest Rate for the Class II-A-1 Notes:	1.42000%	based on	Index-based Rate

	(f)	Note Interest Rate for the Class II-A-2 Notes:	1.69000%	based on	Index-based Rate

(xvi)	Amount of Master Servicing Fee for related Collection Period:
	$255,168.25	with respect to the Group I Student Loans and
	$728,386.17	with respect to the Group II Student Loans
	( $0.00000311942	per $1,000 original principal amount of Class I-A-1 Notes,
	$0.00000139436	per $1,000 original principal balance of Class I-A-2 Notes
	$0.00003111808	per $1,000 original principal balance of Class I-B Notes,
	$0.00000543572	per $1,000 original principal balance of Class II-A-1 Notes and
	$0.00000131478	per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)	Amount of Administration Fee for related Collection Period:
	$777.19	with respect to the Group I Notes and
	$2,222.81	with respect to the Group II Notes
	( $0.00000000950	per $1,000 original principal amount of Class I-A-1 Notes,
	$0.00000000425	per $1,000 original principal balance of Class I-A-2 Notes
	$0.00000009478	per $1,000 original principal balance of Class I-B Notes,
	$0.00000001659	per $1,000 original principal balance of Class II-A-1 Notes and
	$0.00000000401	per $1,000 original principal balance of Class II-A-2 Notes);

(xviii)	(a)	Aggregate amount of Realized Losses (if any) for the related Collection Period:
$794.86 with respect to the Group I Student Loans
$4,495,918.27 with respect to the Group II Student Loans
	(b)	Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period: with respect to the Group I Student Loans

			# of Loans	$ Amount
		30-60 Days Delinquent 61-90 Days Delinquent 91-120 Days Delinquent More than 120 Days Delinquent Claims Filed Awaiting Payment	129 38 20 100 10	$2,843,846 $1,031,856 $296,490 $1,976,575 $68,823

and with respect to the Group II Student Loans.

			# of Loans	$ Amount
		30-60 Days Delinquent 61-90 Days Delinquent 91-120 Days Delinquent More than 120 Days Delinquent Claims Filed Awaiting Payment	1,231 531 341 138 139	$12,433,608 $5,139,674 $4,324,914 $2,003,164 $2,406,876

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(xxi)	Amount of the Insurer Premium paid to the Securities Insurer on such Distribution Date		$181,950.69

(xxii)	Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance Policy:		$0.00

(xxiii)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Notes Guaranty Insurance Policy		$0.00

(xxiv)	(A)	with respect to the Group I Interest Rate Swap:
		the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:	$62,066.51;

		the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:	$0.00;

		the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00;

		the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

		and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:	$0.00;	and

	(B)	with respect to the Group II Interest Rate Swap:
		the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:	$29,933.68;

		the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:	$0.00;

		the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00;

		the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

		and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:	$0.00

(xxv)	the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;

	the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;

	Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;

	Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date		$0.00;	and

	Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00 .

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